Using Nano Processes

for Lithium Ion Batteries

December 2007

Safe Harbor Statement

This presentation contains forward-looking statements within the meaning of the Federal
Private Securities Litigation Reform Act of 1995 conveying management’s expectations as to the future based on plans, estimates and projections at the time the statements are made. The forward-looking statements contained in this presentation and that may be made by the presenter involve risks and uncertainties, including, but not necessarily limited to: EnerDel’s ability to succeed as a supplier of batteries to the hybrid electric vehicle and other markets; EnerDel's ability to deliver prototype, production samples and finished product to electric vehicle customers; the estimated future sales for
EnerDel's EV batteries; the degree of competition in the markets for lithium battery, fuel cell and nanotechnology-based products and services, Ener1’s history of operating losses, the lack of operating history for the development stage Ener1 businesses, the dependency upon key personnel and other risks detailed in Ener1’s annual report on
Form 10-KSB as well as in its other filings from time to time with the Securities and
Exchange Commission. These risks and uncertainties could cause actual results or performance to differ materially from any future results or performance expressed or implied in the forward- looking statements included in this release. Ener1 undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise.

Ener1 Corporate Structure

Lithium Batteries

80.5%

Fuel Cells

100.0%

Advanced

Materials

100.0%

Key Business Units

EnerDel – advanced, safe, high-performance
Li-ion battery technology for hybrid electric and
plug-in hybrid electric vehicles

EnerFuel –advanced fuel cell & components
technology

NanoEner – development of future generation
nanostructured coating processes (Vapor
Deposition Solidification)

Ener1 Corporate Profile

Malone & Bailey, PC

Accounting Firm

December 31

Fiscal Year

95

Full-time Employees

17%

Institutional Ownership

76%

Insider and Management Ownership

676,000

Volume (daily 90-day average)

$443M

Market Capitalization

622M

Shares Outstanding

$0.71 || $0.18 – 0.79

Stock Price (12/1/07) || 52-Week Range

Fort Lauderdale, FL

Corporate Headquarters

ENEI.OB

Symbol

EnerDel Lithium Ion Battery Strategy

EnerDel has developed an advanced, safe, high-performance Li ion battery technology for HEV

We expect high-power Li ion batteries to replace nickel batteries in
HEV

We expect HEV sales to increase dramatically with higher
performance and lower costs of Lithium ion batteries

Our HEV battery prototype unveiled 10/07

We expect PHEV and EV markets to develop rapidly with
development of Li ion high density battery.

PHEV and EV development work commenced

Think EV contract awarded 10/07

USABC PHEV contract awarded 10/07

Strong technology position from patents and know-how

Domestic (Indiana) manufacturing base for U.S. automotive industry

Additional applications for military asset tracking and other uses

EnerFuel Strategy

Developing portable fuel cell product with near term revenue opportunity

Launched fuel cell powered Surveillance Camera in November 2007

Develop high performance, low cost fuel cell components (humidifiers)

Expand fuel cell based product line (e.g., portable power supply, UPS)
in 2009

Grants

Launch DOE funded Florida Hydrogen Initiative program.

Fuel Cell design contract awarded by AST – 1/07; Completed 9/07

Commercialize high temperature fuel cells and membranes for
longer-term automotive applications.

NanoEner Strategy

Bring to market material deposition
technology – HPVDS (High Pressure
Vapor Deposition System)

Applications in Lithium ion batteries including
automotive, thin film batteries, etc.

metal or polymer substrates (electrodes for
energy storage and transformation, sensors,
electronic devices)

corrosion resistant, heat resistant, wear
resistant and other coatings

Technology evolution:

PVD (physical vapor deposition), CVD (chemical vapor
deposition) vacuum technology

VDS technology high-pressure - vapor

PVDS technology - liquid state

HPVDS technology - solid state; proprietary NanoEner
technology

PVD, CVD

VDS

PVDS

HDS(HPVDS)

Ener1 NanoEner

PVD,CVD
Substrate
Vapor + Solid
Vapor
Vapor +Gas
Efficiency: 0,3 µm/h - 15 µm/min
Material deposition towards substrate
Novel NanoEner Technologies of Depositions
VDS
Substrate
Liquid + Solid
High-pressure gas
Efficiency: up to 50 µm/sec
Material deposition towards substrate
PVDS
Substrate
Vapor+liquid +Solid
Vapor+ Liquid + Solid
Efficiency: up to 70 µm/sec
Material deposition towards substrate
HPVDS (HDS)
Substrate
Liquid + Solid
Liquid
Super high-pressure+ gas + solid
Efficiency: up to 1000 µm/sec
Material deposition towards substrate
Plasma deposition (under development)
Substrate
Efficiency: up to 1500 µm/sec

VDS method preferable for low-melting-point ceramics.

PVDS technology preferable for high-melting point materials.

HPVDS method for deposition of materials requiring low heat

Deposition speed increases with each process.

PVD estimated 15 micrometer/sec.

HPVDS estimated up to 1000 micrometer/sec.

Expected  HPVDS Advantages:

Lower production costs due to higher speed

Lower material costs due to lower structural  requirements

Lower capital costs

Excellent adhesion without binding agents

High efficiency of material deposition

Control porosity

PVD, CVD

HPVDS

Pressure

P
0

Substrate

Temperature

Evaporator

Solid

Liquid

Vapor

Substrate

Substrate

Substrate

Vapor

Vapor

Vapor

Liquid

Solid

Solid phase nucleation
from vapor

Liquid phase formation from vapor and its further solidification

Ener1 Inc./ NanoEner, Inc. -- CONFIDENTIAL -- Copyright 2004. Nano Ener, Inc. All Rights Reserved

VDS process suitable for evaporating oxides, sulfides,
spinels, salts and others materials

Advantages of the VDS Process

Ener1 Inc./ NanoEner, Inc. -- CONFIDENTIAL -- Copyright 2004. Nano Ener, Inc. All Rights Reserved

Final product

Initial spinel

Final structure

Ultrasonic
vibrator
combined  with
heating (cooling)
system

Grinded
particles

Liquid substrate
particles spray

Moving
substrate
(tape)

initial
powder

Gas (vapor)
high-pressure
inlet

Mixing and
accelerating
device

Pioneering deposition technology

The technology provides outstanding active
material adhesion to substrate (e.g., copper or
aluminum foil as current collector), high
efficiency.

Suitable for fabrication of porous
nanostructure coatings with thickness

100nm – 1 mm.